UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2021

Aquestive Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
(Commission

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2021, Aquestive Therapeutics, Inc. (the “Company”) entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”), by and among the Company and U.S. Bank National Association, as Trustee (the “Trustee”) and collateral agent thereunder, to the Indenture, dated as of July 15, 2019 (the “Base Indenture” and, as supplemented by the First Supplemental Indenture and Second Supplemental Indenture, the “Indenture”), by and between the Company and the Trustee. Pursuant to the Third Supplemental Indenture, the Company has the option to issue (i) an additional $10.0 million aggregate principal amount of the Notes if the Company has received approval from the U.S. Food and Drug Administration (the “FDA”) for the Company’s drug candidate Libervant™ on or prior to June 30, 2022 (the “First Additional Notes”); provided, however, that such approval shall not require any market access or a waiver of orphan drug exclusivity, and (ii) up to an additional $30.0 million (less the amount of any First Additional Notes issued by the Company) if the Company obtains full approval from the FDA of its product candidate Libervant™, which full approval shall include market access on or prior to June 30, 2022; in each case, subject to certain conditions, including that no event of default under the Indenture has occurred and is continuing. The Third Supplemental Indenture extended out the foregoing dates in the Indenture from December 31, 2021.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information required by this Item 2.03 relating to the First Additional Notes and the Indenture is set forth under Item 1.01 of this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1
Third Supplemental Indenture, dated August 6, 2021, among Aquestive Therapeutics, Inc., as Issuer, any Guarantor that becomes party thereto and U.S. Bank, National Association, as Trustee and Collateral Agent

99.1	Press Release dated August 9, 2021, announcing Aquestive Therapeutics, Inc. Negotiates Six Month Extension to June 30, 2022 for Additional Libervant™ Related Capital Under Current Debt Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2021	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr.
		Name:	A. Ernest Toth, Jr.
		Title:	Chief Financial Officer
(Principal Financial Officer)